UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 14, 2016

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.*

Reference is hereby made to the announcement today by Golfsmith International Holdings, LP (“Golfsmith”) that (i) it has entered into a definitive asset purchase agreement for the sale of the Canada-based business of Golf Town Canada, Inc. (“Golf Town”), (ii) Golfsmith is pursuing certain recapitalization and restructuring transactions, and (iii) such transactions will be implemented through court-supervised restructuring proceedings and in furtherance thereof creditor protection proceedings have been filed by Golfsmith (under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware) and by Golf Town (under the Companies’ Creditors Arrangement Act in the Ontario Superior Court of Justice in Canada).

Following such announcement, Callaway Golf Company (“Callaway”) reported that it has been carefully managing its net financial exposure to Golfsmith and Golf Town, which are both significant customers of Callaway, and Callaway expects to be able to collect substantially all of the outstanding accounts receivable balances owed by Golfsmith and Golf Town either through the bankruptcy process or through its trade credit insurance.

Forward-Looking Statements: Statements used in this Form 8-K related to Callaway’s expected collection of substantially all of its outstanding accounts receivable from Golfsmith and Golf Town are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Accurately estimating the forward-looking statements is based upon various risks and unknowns including uncertainties inherent in the creditor proceedings processes as well as any difficulties recovering insured amounts from the trade credit insurer. Actual results may differ materially from those estimated or anticipated as a result of these risks and unknowns or other risks and uncertainties Callaway undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

*	The information furnished under Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: September 14, 2016	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Senior Vice President, General Counsel
and Corporate Secretary